Exhibit 13.2 Certification by the Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 In connection with the Annual Report of Constellium SE (the “Company”) on Form 20-F for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter R. Matt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: March 14, 2022 By: /s/ Peter R. Matt Name: Peter R. Matt Title: Executive Vice President and Chief Financial Officer